Exhibit 10.28

DEPOSIT ACCOUNT CONTROL AGREEMENT

This Agreement is entered into as of January 1, 2013, among WU/LH 12 CASCADE L.L.C., WU/LH 25 EXECUTIVE L.L.C., WU/LH 269 LAMBERT L.L.C., WU/LH 103 FAIRVIEW PARK L.L.C., WU/LH 412 FAIRVIEW PARK L.L.C., WU/LH 401 FIELDCREST L.L.C., WU/LH 404 FIELDCREST L.L.C., WU/LH 36 MIDLAND L.L.C., WU/LH 100-110 MIDLAND L.L.C., WU/LH 112 MIDLAND L.L.C., WU/LH 199 RIDGEWOOD L.L.C., W/LH 203 RIDGEWOOD L.L.C., WU/LH 100 AMERICAN L.L.C., WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C., WU/LH 400 AMERICAN L.L.C. and WU/LH 500 AMERICAN L.L.C. (each individually a “Company”, and collectively, “Company”), JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), a Michigan corporation, successor by merger to John Hancock Life Insurance Company, a Massachusetts corporation (“Lender”), and Bank of America, N.A. (“Bank”) with respect to the following:

A.                                    Bank has established and maintained for Lighthouse Real Estate Management LLC, as agent for the Company, an address at P.O. Box 24200, Newark, NJ 07189-0001 (the “Lockbox Address”) and deposit account number 483006513312 (the “Account”), which Account was subject to that certain Deposit Account Control Agreement dated February 25, 2008 by and among the Company and certain affiliates of the Company, Lender and the Bank (“Original Agreement”). Company has decided to terminate Lighthouse Real Estate Management LLC as its agent and to name GTJ Management, LLC as its new agent and in that regard the Account has been transferred to, and is now in the name of, GTJ Management, LLC, as agent for the Company (herein referred to in its capacity as agent “GTJ”). It is the intention of the parties hereto that this Agreement shall supersede and replace the Original Agreement.

B.                                    The Bank performs the services described in Exhibit A, which include receiving mail at the Lockbox Address, processing it and depositing checks and other payment instructions (“Checks”) into the Account (the “Lockbox Service”).

C.                                    GTJ and Company have assigned to Lender a security interest in the Account and in Checks mailed to the Lockbox Address.

D.                                    GTJ, Company, Lender and Bank are entering into this Agreement to evidence Lender’s security interest in the Account and such Checks and to provide for the disposition of net proceeds of Checks deposited in the Account.

Accordingly, Company, Lender and Bank agree as follows:

1.                                      (a)                                 This Agreement evidences Lender’s control over the Account.  Notwithstanding anything to the contrary in the agreement among Bank, GTJ and Company governing the Account, Bank will comply with instructions originated by Lender as set forth herein directing the disposition of funds in the Account without further consent of the GTJ or Company.

(b)                                 Each of GTJ and Company represents and warrants to Lender and Bank that it has not assigned or granted a security interest in the Account or any Check deposited in the Account, except to Lender.

(c)                                  Each of GTJ and Company will not permit the Account to become subject to any other pledge, assignment, lien, charge or encumbrance of any kind, other than Lender’s security interest referred to herein.

(d)                                 The Account may receive merchant card deposits and chargebacks.  Each of GTJ and Company acknowledges and agrees that during the Activation Period (defined below), chargebacks will be blocked from debiting the Account.

2.                           During the Activation Period (as defined below), Bank shall prevent GTJ and Company from making any withdrawals from the Account. Prior to the Activation Period, GTJ and Company may operate and transact business through the Account in their normal fashion, including making withdrawals from the Account, but each of GTJ and Company covenants to Lender it will not close the Account.  Bank shall have no liability in the event either GTJ or Company breaches this covenant to Lender.

A reasonable period of time following the commencement of the Activation Period, and continuing on each Business Day thereafter, Bank shall transfer all available balances in the Account to Lender at its account specified in the Notice (as defined below).  The “Activation Period” means the period which commences within a reasonable period of time not to exceed two Business Days after Bank’s receipt of a written notice from Lender in the form of Exhibit B (the “Notice”).  A “Business Day” is each day except Saturdays, Sundays and Bank holidays.  Funds are not available if, in the reasonable determination of Bank, they are subject to a hold, dispute or legal process preventing their withdrawal.

3.                                      Bank agrees it shall not offset, charge, deduct or otherwise withdraw funds from the Account, except as permitted by Section 4, until it has been advised in writing by Lender that all of GTJ’s and Company’s obligations that are secured by the Checks and the Account are paid in full.  Lender shall notify Bank promptly in writing upon payment in full of GTJ’s and Company’s obligations by means of a letter substantially in the form of the Termination Notice (defined below).

4.                                      Bank is permitted to charge the Account:

(a)                                 for its fees and charges relating to the Account or associated with the Lockbox Service and this Agreement; and

(b)                                 in the event any Check deposited into the Account is returned unpaid for any reason or for any breach of warranty claim; and

(c)                                  for any ACH credit entries that may have been originated by GTJ or Company but that have not settled at the time of the commencement of the Activation Period, or for any entries, whether debit or credit, that are subsequently returned thereafter.

5.                           (a)                   If the balances in the Account are not sufficient to compensate Bank for any fees or charges due Bank in connection with the Account, the Lockbox Service or this Agreement, each of GTJ and Company agrees to pay Bank on demand the amount due Bank.  Each of GTJ and Company will have breached this Agreement if it has not paid Bank, within five days after such demand, the amount due Bank.

(b)                    If the balances in the Account are not sufficient to compensate Bank for any returned Check, each of GTJ and Company agrees to pay Bank on demand the amount due Bank.  If each of GTJ and Company fails to so pay Bank immediately upon demand, Lender agrees to pay Bank within five days after Bank’s demand to Lender to pay any amount received by Lender with respect to such returned Check.  The failure to so pay Bank shall constitute a breach of this Agreement.

(c)                     Each of GTJ and Company hereby authorizes Bank, without prior notice, from time to time to debit any other account GTJ and Company may have with Bank for the amount or amounts due Bank under subsection 5(a) or 5(b).

6.                           (a)                   Each Business Day, Bank will send any Checks not processed in accordance with the Lockbox Service set-up documents as well as any other materials, such as invoices, received at the Lockbox Address plus information regarding the deposit for the day to the address specified below for GTJ and Company or as otherwise specified in writing by GTJ and Company to Bank, and will send a copy of the deposit advice to the address specified below for Lender.

(b)                    In addition to the original Bank statement provided to GTJ and Company, Bank will provide Lender with a duplicate of such statement.

7.                           (a)                   Bank will not be liable to GTJ, Company or Lender for any expense, claim, loss, damage or cost (“Damages”) arising out of or relating to its performance under this Agreement other than those Damages which result directly from its acts or omissions constituting negligence or intentional misconduct.

(b)                    In no event will Bank be liable for any special, indirect, exemplary or consequential damages, including but not limited to lost profits.

(c)                     Bank will be excused from failing to act or delay in acting, and no such failure or delay shall constitute a breach of this Agreement or otherwise give rise to any liability of Bank, if (i) such failure or delay is caused by circumstances beyond Bank’s reasonable control, including but not limited to legal constraint, emergency conditions, action or inaction of governmental, civil or military authority, fire, strike, lockout or other labor dispute, war, riot, theft, flood, earthquake or other natural disaster, breakdown of public or private or common carrier communications or transmission facilities, equipment failure, or negligence or default of GTJ, Company or Lender or (ii) such failure or delay resulted from Bank’s reasonable belief that the action would have violated any guideline, rule or regulation of any governmental authority.

(d)                    Bank shall have no duty to inquire or determine whether GTJ’s or Company’s obligations to Lender are in default or whether Lender is entitled to provide the Notice to Bank.  Bank may rely on notices and communications it believes in good faith to be genuine and given by the appropriate party.

(e)                     Notwithstanding any of the other provisions in this Agreement, in the event of the commencement of a case pursuant to Title 11, United States Code, filed by or against GTJ or Company, or in the event of the commencement of any similar case under then applicable federal or state law providing for the relief of debtors or the protection of creditors by or against GTJ or Company, Bank may act as Bank deems necessary to comply with all applicable provisions of governing statutes and shall not be in violation of this Agreement as a result.

(f)                      Bank shall be permitted to comply with any writ, levy order or other similar judicial or regulatory order or process concerning the Lockbox Address, the Account or any Check and shall not be in violation of this Agreement for so doing.

8.                           (a)                   Each of GTJ and Company shall indemnify Bank against, and hold it harmless from, any and all liabilities, claims, costs, expenses and damages of any nature (including but not limited to allocated costs of staff counsel, other reasonable attorney’s fees and any fees and expenses) in any way arising out of or relating to disputes or legal actions concerning Bank’s provision of the services described in this Agreement.  This section does not apply to any cost or damage attributable to the gross negligence or intentional misconduct of Bank.  Each of GTJ’s and Company’s obligations under this section shall survive termination of this Agreement.

(b)                    Lender hereby agrees to indemnify, defend and hold harmless Bank against any loss, liability or expense (including but not limited to allocated costs of staff counsel, other reasonable attorney’s fees and any fees and expenses) arising from Bank complying with any written instructions of Lender pursuant to this Agreement other than if related to Bank’s gross negligence, bad faith, or willful misconduct.  Lender’s obligations under this section shall survive termination of this Agreement.

9.                           (a)                   Each of GTJ and Company shall pay to Bank, upon receipt of Bank’s invoice, all costs, expenses and attorneys’ fees (including allocated costs for in-house legal services) incurred by Bank in connection with the enforcement of this Agreement and any instrument or agreement required hereunder, including but not limited to any such costs, expenses and fees arising out of the resolution of any conflict, dispute, motion regarding entitlement to rights or rights of action, or other action to enforce Bank’s rights in a case arising under Title 11, United States Code.  Each of GTJ and Company agrees to pay Bank, upon receipt of Bank’s invoice, all costs, expenses and attorneys’ fees (including allocated costs for in-house legal services) incurred by Bank in the preparation and administration of this Agreement (including any amendments hereto or instruments or agreements required hereunder).

(b)                    Lender shall pay to Bank, upon receipt of Bank’s invoice, all costs, expenses and attorneys’ fees (including allocated costs for in-house legal services) incurred by Bank in connection with the enforcement against Lender of this Agreement and any instrument or agreement required hereunder to the extent that Bank is the prevailing party in such enforcement action.

10.                    Termination and Assignment of this Agreement shall be as follows:

(a)                    Lender may terminate this Agreement by providing notice to GTJ, Company and Bank that all of GTJ’s and Company’s obligations which are secured by Checks and the Account are paid in full.  Lender may also terminate or it may assign this Agreement upon 30 days’ prior written notice to GTJ, Company, and Bank.  Bank may terminate this Agreement upon 30 days’ prior written notice to GTJ, Company and Lender.  Neither GTJ nor Company may terminate this Agreement or the Lockbox Service except with the written consent of Lender and upon prior written notice to Bank.

(b)                    Notwithstanding subsection 10(a), Bank may terminate this Agreement at any time by written notice to GTJ, Company and Lender if either GTJ, Company or Lender breaches any of the terms of this Agreement, or any other agreement with Bank.

11.                    (a)                   Each party represents and warrants to the other parties that (i) this Agreement constitutes its duly authorized, legal, valid, binding and enforceable obligation; (ii) the performance of its obligations under this Agreement and the consummation of the transactions contemplated hereunder will not (A) constitute or result in a breach of its certificate or articles of incorporation, by-laws or partnership agreement, as applicable, or the provisions of any material contract to which it is a party or by which it is bound or (B) result in the violation of any law, regulation, judgment, decree or governmental order applicable to it; and (iii) all approvals and authorizations required to permit the execution, delivery, performance and consummation of this Agreement and the transactions contemplated hereunder have been obtained.

(b)                    The parties each agree that it shall be deemed to make and renew each representation and warranty in subsection 11(a) on and as of each day on which GTJ and/or Company uses the services set forth in this Agreement.

12.                    (a)                   This Agreement may be amended only by a writing signed by GTJ, Company, Lender and Bank; except that Bank’s charges are subject to change by Bank upon 30 days’ prior written notice to GTJ and Company.

(b)                    This Agreement may be executed in counterparts; all such counterparts shall constitute but one and the same agreement.

(c)                     This Agreement controls in the event of any conflict between this Agreement and any other document or written or oral statement.  This Agreement supersedes all prior understandings, writings, proposals, representations and communications, oral or written, of any party relating to the subject matter hereof.

(d)                    This Agreement shall be interpreted in accordance with New York law without reference to that state’s principles of conflicts of law.

(e)                     The obligations and liabilities of GTJ and Company are joint and several.

13.                    Any written notice or other written communication to be given under this Agreement shall be addressed to each party at its address set forth on the signature page of this Agreement or to such other address as a party may specify in writing.  Except as otherwise expressly provided herein, any such notice shall be effective upon receipt.

14.                    Nothing contained in the Agreement shall create any agency, fiduciary, joint venture or partnership relationship between Bank and GTJ, Company or Lender.  Each of GTJ, Company and Lender agree that nothing contained in this Agreement, nor any course of dealing among the parties to this Agreement, shall constitute a commitment or other obligation on the part of Bank to extend credit to GTJ, Company or Lender.

15.                    The parties hereto hereby agree that this Agreement supersedes and replaces the Original Agreement and the Original Agreement is terminated.

The remainder of this page is intentionally left blank.

In Witness Whereof, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year first above written.

COMPANY:

WU/LH 12 CASCADE L.L.C.				Address for Notices:
as to all Customers:
By: GTJ Realty, LP,
a Delaware limited partnership,				Address:	c/o GTJ Management, LLC,
its sole manager					444 Merrick Road, Suite 370
Lynbrook, New York 11563
By:	GTJ GP, LLC, a Maryland limited liability company, its sole general partner				With a copy to:

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				GTJ REIT, Inc. 444 Merrick Road, Suite 370
Lynbrook, New york 11563
Attention: David Oplanich, CFO
	By:	/s/ David Oplanich
		Name:	David Oplanich
		Title:	CFO

WU/LH 269 LAMBERT L.L.C.				WU/LH 25 EXECUTIVE L.L.C.

By: GTJ Realty, LP,				By: GTJ Realty, LP,
	a Delaware limited partnership,				a Delaware limited partnership,
	its sole manager				its sole manager

By:	GTJ GP, LLC, a Maryland limited liability company, its sole general partner			By:	GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

WU/LH 412 FAIRVIEW PARK L.L.C.				WU/LH 401 FIELDCREST L.L.C.

By: GTJ Realty, LP,				By: GTJ Realty, LP,
	a Delaware limited partnership,				a Delaware limited partnership,
	its sole manager				its sole manager

By:	GTJ GP, LLC, a Maryland limited liability company, its sole general partner			By:	GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

WU/LH 404 FIELDCREST L.L.C.				WU/LH 36 MIDLAND L.L.C.

By: GTJ Realty, LP,				By: GTJ Realty, LP,
	a Delaware limited partnership,				a Delaware limited partnership,
	its sole manager				its sole manager

By:	GTJ GP, LLC, a Maryland limited liability company, its sole general partner			By:	GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

WU/LH 100-110 MIDLAND L.L.C.				WU/LH 112 MIDLAND L.L.C.

By: GTJ Realty, LP,				By: GTJ Realty, LP,
	a Delaware limited partnership,				a Delaware limited partnership,
	its sole manager				its sole manager

By:	GTJ GP, LLC, a Maryland limited liability company, its sole general partner			By:	GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

WU/LH 199 RIDGEWOOD L.L.C.				WU/LH 203 RIDGEWOOD L.L.C.

By: GTJ Realty, LP,				By: GTJ Realty, LP,
	a Delaware limited partnership,				a Delaware limited partnership,
	its sole manager				its sole manager

By:	GTJ GP, LLC, a Maryland limited liability company, its sole general partner			By:	GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

WU/LH 103 FAIRVIEW PARK L.L.C.				WU/LH 100 AMERICAN L.L.C.

By: GTJ Realty, LP,				By: GTJ Realty, LP,
	a Delaware limited partnership,				a Delaware limited partnership,
	its sole manager				its sole manager

By:	GTJ GP, LLC, a Maryland limited liability company, its sole general partner			By:	GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title:	CFO

WU/LH 200 AMERICAN L.L.C.				WU/LH 300 AMERICAN L.L.C.

By: GTJ Realty, LP,				By: GTJ Realty, LP,
	a Delaware limited partnership,				a Delaware limited partnership,
	its sole manager				its sole manager

By:	GTJ GP, LLC, a Maryland limited liability company, its sole general partner			By:	GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title:	CFO			Title	CFO

WU/LH 400 AMERICAN L.L.C.				WU/LH 500 AMERICAN L.L.C.

By: GTJ Realty, LP,				By: GTJ Realty, LP,
	a Delaware limited partnership,				a Delaware limited partnership,
	its sole manager				its sole manager

By:	GTJ GP, LLC, a Maryland limited liability company, its sole general partner			By:	GTJ GP, LLC, a Maryland limited liability company, its sole general partner

	By: GTJ REIT, Inc., a Maryland corporation, its sole member				By: GTJ REIT, Inc., a Maryland corporation, its sole member

	By:	/s/ David Oplanich			By:	/s/ David Oplanich
		Name:	David Oplanich			Name:	David Oplanich
		Title	CFO			Title:	CFO

LENDER:

JOHN HANCOCK LIFE INSURANCE COMPANY	Address:	197 Clarendon Street
(U.S.A.), a Michigan corporation doing its mortgage		Boston, MA 02116
business in New York as Manulife Financial, successor by merger		Attention: Loan Nos. 522917:11, 523062:11
to John Hancock Life Insurance Company

By:	/s/ Patricia C. Coyne
	Name:	Patricia C. Coyne
	Title:	Senior Credit Officer

Bank of America, N.A.
(“BANK”)		Address for Notices:

By:	/s/ Jennifer Nieves	Bank of America, N. A.
	(Signature)	Blocked Account Support
Name:	Jennifer Nieves	800-5th Avenue
	(Print or Type)	Mail Code: WA1-501-08-21
Title:	Vice President	Seattle, WA 98104
	(Print or Type)	Phone: 206-358-3490
Facsimile: 877-207-2524

and

Susan Oberto, VP
Bank of America, N. A.
Blocked Account Support
800-5th Avenue
Mail Code: WA1-501-08-21
Seattle, WA 98104
Facsimile: 877-207-2524

The undersigned hereby executes this Agreement to consent and agree to be bound by this Agreement in the same manner as Company in connection with the performance of its duties as agent for Company in holding the Account in its name on behalf of and as agent for Company.

GTJ MANAGEMENT, LLC

By:	/s/ David Oplanich
	Name:	David Oplanich
	Title:	CFO

EXHIBIT A

TO DEPOSIT ACCOUNT CONTROL AGREEMENT

STANDARD TERMS AND CONDITIONS

The Lockbox Service involves processing Checks that are received at a Lockbox Address.  With this Service, Company instructs its customers to mail checks it wants to have processed under the Service to the Lockbox Address.  Bank picks up mail at the Lockbox Address according to its mail pick-up schedule.  Bank will have unrestricted and exclusive access to the mail directed to the Lockbox Address.  Bank will provide Company with the Lockbox Service for a Lockbox Address when Company has completed and Bank has received Bank’s then current set-up documents for the Lockbox Address.

If Bank receives any mail containing Company’s lockbox number at Bank’s lockbox operations location (instead of the Lockbox Address), Bank may handle the mail as if it had been received at the Lockbox Address.

PROCESSING

Bank will handle Checks received at the Lockbox Address according to the applicable deposit account agreement, as if the Checks were delivered by Company to Bank for deposit to the Account, except as modified by these Terms and Conditions.

Bank will open the envelopes picked up from the Lockbox Address and remove the contents.  For the Lockbox Address, Checks and other documents contained in the envelopes will be inspected and handled in the manner specified in the Company’s set-up documents.  Bank captures and reports information related to the lockbox processing, where available, if Company has specified this option in the set-up documents.  Bank will endorse all Checks Bank processes on Company’s behalf.

If Bank processes an unsigned check as instructed in the set-up documents, and the check is paid, but the account owner does not authorize payment, Company agrees to indemnify Bank, the drawee bank (which may include Bank) and any intervening collecting bank for any liability or expense incurred by such indemnitee due to the payment and collection of the check.

If Company instructs Bank not to process a check bearing a handwritten or typed notation “Payment in Full” or words of similar import on the face of the check, Company understands that Bank has adopted procedures designed to detect Checks bearing such notations; however, Bank will not be liable to Company or any other party for losses suffered if Bank fails to detect Checks bearing such notations.

RETURNED CHECK

Unless Company and Bank agree to another processing procedure, Bank will reclear a Check once which has been returned and marked “Refer to Maker,” “Not Sufficient Funds” or “Uncollected Funds.”  If the Check is returned for any other reason or if the Check is returned a second time, Bank will debit the Account and return the Check to Company.  Company agrees that Bank will not send a returned item notice to Company for a returned Check unless Company and Bank have agreed otherwise.

ACCEPTABLE PAYEES

For the Lockbox Address, Company will provide to Bank the names of Acceptable Payees (“Acceptable Payee” means Company’s name and any other payee name provided to Bank by Company as an acceptable payee for Checks to be processed under the Lockbox Service).  Bank will process a check only if it is made payable to an Acceptable Payee and if the check is otherwise processable.  Company warrants that each Acceptable Payee is either (i) a variation of Company’s name or (ii) is an affiliate of Company which has authorized Checks payable to it to be credited to the Account.  Bank may treat as an Acceptable Payee any variation of any Acceptable Payee’s name that Bank deems to be reasonable.

CHANGES TO PROCESSING INSTRUCTIONS

Company may request Bank orally or in writing to make changes to the processing instructions (including changes to Acceptable Payees) for any Lockbox Address by contacting its Bank representative, so long as such changes do not conflict with the terms of the Deposit Account Control Agreement.  Bank will not be obligated to implement any requested changes until Bank has actually received the requests and had a reasonable opportunity to act upon them.  In making changes, Bank is entitled to rely on instructions purporting to be from Company.

EXHIBIT B

DEPOSIT ACCOUNT CONTROL AGREEMENT

Letterhead of Lender

To:                             Bank of America, N.A.

Address

Re:  Name of Company

Account No.

Ladies and Gentlemen:

Reference is made to the Deposit Account Control Agreement dated     (the “Agreement”) among Company Name, us and you regarding the above-described account (the “Account”). In accordance with Section 2 of the Agreement, we hereby give you notice of our exercise of control of the Account and we hereby instruct you to transfer funds to our account as follows:

Bank Name:

Bank Address:

ABA No.:

Account Name:

Account No.:

Beneficiary’s Name:

Very truly yours,

as Lender

By:

Name:

Title:

ATTACHMENT I

DEPOSIT ACCOUNT CONTROL AGREEMENT

Letterhead of Lender

, 20

Bank of America, N.A.

Attn:

Re:  Termination of Deposit Account Control Agreement

Account(s):

Ladies and Gentlemen:

Reference is made to that certain      dated as of     , 20   (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Agreement”) among you,      (the “Company”), and us as (‘Lender”). You are hereby notified that the Agreement is terminated with respect to the undersigned, and you have no further obligations to the undersigned thereunder. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to the Account from the Company. This notice terminates any obligations you may have to the undersigned with respect to the Account.

Very truly yours,

as Lender

By:

Name:

Title:

Acknowledged and Agreed:

Bank of America, N.A., as Bank

By:

Name:

Title: